Exhibit 10.5

EXECUTION VERSION

IMAC HOLDINGS, INC.

AMENDMENT, WAIVER AND CONSENT

THIS AMENDMENT, WAIVER, CONSENT AND WAIVER (this “Agreement”) is entered into by and between IMAC Holdings, Inc., a Delaware corporation (the “Company”) and the undersigned holder of Existing Preferred Stock (as defined below) (the “Holder”) as of this 12th day of November, 2024.

Reference is hereby made to:

(i)	those certain Exchange Agreements, dated April 10, 2024, each by and between IMAC Holdings, Inc. (the “Company”) and a holder of existing securities of the Company party thereto (the “Series C-1 Agreement” and the Series C-1 Convertible Preferred Stock issued thereunder, the “Series C-1 Preferred Stock”) and the warrants to purchase Common Stock (as defined below ) issued thereunder, the “Series C-1 Warrants”);

(ii)	that certain Securities Purchase Agreement, dated April 10, 2024, by and among the Company and the investors party thereto (the “Series C-2 Agreement” and the Series C-2 Convertible Preferred Stock issued thereunder, the “Series C-2 Preferred Stock”) and the warrants to purchase Common Stock issued thereunder (the “Series C-2 Warrants”) issued thereunder;

(iii)	that certain Securities Purchase Agreement, dated April 30, 2024, by and among the Company and the investors party thereto (the “Series D Agreements” and the Series D Convertible Preferred Stock issued thereunder, the “Series D Preferred Stock”) and the warrants to purchase Common Stock issued thereunder (the “Series D Warrants”);

(iv)	that certain Settlement, Assignment and Release Agreement, dated May 1, 2024, between the Company and Theralink Technologies, Inc., a Nevada corporation (“Theralink”) (the “Settlement Agreement” and the Series E Convertible Preferred Stock issued thereunder, the “Series E Preferred Stock”); and

(v)	that certain Securities Purchase Agreement, dated May 13, 2024, by and among the Company and the investors party thereto (the “Series F Agreement” and the Series F Convertible Preferred Stock issued thereunder, the “Series F Preferred Stock”, and together with the Series C-1 Preferred Stock, the Series C-2 Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock, collectively, the “Existing Preferred Stock”) and the warrants to purchase Common Stock issued thereunder (the “Series F Warrants”, and together with the Series C-1 Warrants, the Series C-2 Warrants and the Series D Warrants, collectively, the “Existing Warrants”).

RECITALS

A. The Company intends to enter into that certain (i) Securities Purchase Agreement (the “New Agreement”) with respect to a proposed offering, in one or more closings, of up to $10.2 million in Series G Convertible Preferred Stock issuable under such Series G Agreement (the “New Preferred Stock”), which would be senior to each of the classes of the Existing Preferred Stock (other than the Series E Preferred Stock, unless the Company shall have obtained the consent of the Required Holders (as defined in the certificate of designations for the Series E Preferred Stock (the “Series E Certificate of Designations”)) and (ii) a Common Stock Purchase Agreement, by and between the Company and Keystone Capital Partners, LLC, a Delaware limited liability company (“Keystone”) that provides for an equity line of credit whereby the Company may issue and sell to Keystone form time-to-time up to $60 million of shares of its common stock, par value $0.001 per share (“Common Stock”) together with any other shares of Common Stock (or other securities of the Company) issued (or issuable) in connection therewith (the “ELOC”) in accordance with that certain Common Stock Purchase Agreement in the form attached hereto as Exhibit A (as amended, modified or waived from time to time, the “ELOC Agreement”).

B. In accordance with (i) Section 4(f) of each of the certificates of designations for the Preferred Stock (collectively, the “Certificates of Designations”), if the Company obtained the approval of the stockholder of the Company to the issuance of Common Stock at a price per share below the Conversion Floor Price (as defined in the Certificates of Designations) (or, with respect to the Existing Warrants, the Exercise Floor Price (as defined in the Existing Warrants)(as applicable, the “Stockholder Approval”), pursuant to Section 8(c) of the Certificates of Designations and Section 2(b) of the Existing Warrants, upon the occurrence of a subsequent offering the conversion price or exercise price, as applicable, of the Preferred Stock or the Existing Warrants, as applicable (other than an Excluded Security as defined in the Certificates of Designations or the Existing Warrants, as applicable), would automatically lower to the applicable New Issuance Price (as defined in the Certificates of Designations or the Existing Warrants, as applicable) (the “Contingent Antidilution Rights”), (ii) if the Stockholder Approval is obtained by the Company, upon the occurrence of a Triggering Event, the Preferred Shares would have the right to convert at the Alternate Conversion Price (the “Contingent Alternate Conversion Right”), and (iii) Section 8(e) of the Certificates of Designations, if the Stockholder Approval is obtained by the Company, upon the occurrence of the Adjustment Date (as defined in the Certificates of Designations) the conversion price would automatically lower to the applicable Adjustment Price (as defined in the Certificates of Designations) (the “Contingent Reset Rights”, and together with the Contingent Antidilution Rights and the Contingent Alternate Conversion Rights, collectively, the “Contingent Rights”).

C. Pursuant to Section 4(q) of each of the Series C-2 Agreement, Series D Agreement and Series F Agreement (the “Stockholder Approval Obligation Agreements”, and such clauses thereunder, the “Stockholder Approval Obligation Clauses”), the Company has previously agreed to seek the Stockholder Approval (the “Stockholder Approval Obligation”).

D. As a condition to the consummation of the transactions contemplated by the New Agreement, the Company desires to (i) amend the Stockholder Approval Obligation Agreements to replace the Stockholder Approval Obligation Clauses with “Intentionally Omitted” (the “Stockholder Approval Removal Amendment”), (ii) waive, in part, Section 9 of each of the Certificates of Designations to permit a Company Optional Redemption, in part, if elected by the Company, mutatis mutandis (the “Company Optional Redemption In Part Waiver”) and (iii) obtain the consent of the Holder to transactions contemplated by (x) the New Agreement (including, without limitation, the issuance of the New Preferred Stock as Senior Preferred Stock (as defined in the Certificates of Designations) and (y) the ELOC and the ELOC Agreement(collectively, the “New Offerings Consent”).

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Holder hereby agrees as follows:

1.	Amendment, Waiver and Consent. Effective as of the date the Company shall have obtained a written agreement, in the form of this Agreement, from the Required Holders (as defined in the Stockholder Approval Obligation Agreements, the Series C-1 Agreement and the Certificates of Designations (excluding the Series E Certificate of Designations)) (the “Effective Time”), the Holder hereby (a) agrees to and approves the Stockholder Approval Removal Amendment (to the extent the Holder is a party to such applicable Stockholder Approval Obligation Agreements), (b) agrees to and grants the Company Optional Redemption In Part Waiver, and (c) agrees to and grants the New Offerings Consent.

2.	Acknowledgement Regarding Contingent Rights. The Holder hereby acknowledges that, from and after the Effective Time, the Company shall not seek the Stockholder Approval with respect to the Preferred Stock, the Existing Warrants and the Certificates of Designations and, as a result therefore, the Contingent Rights shall have no further force and effect with respect thereto, and the Holder shall have no claim against the Company based on the Company’s failure to seek the Stockholder Approval.

3.	No Other Modifications. Except for the rights expressly amended or modified herein, the Certificates of Designations, the Existing Warrants, the Stockholder Approval Obligation Agreements, the Series C-1 Agreement and the Settlement Agreement shall each remain in full force and effect.

4.	Limitations on Amendments, Modifications or Waivers of ELOC Agreement. The Company shall not amend, modify or waive the ELOC Agreement to the extent the rights of the Holder pursuant to Section 5.17 (as in effect in the form attached hereto as Exhibit A) are adversely effected as a result therefrom in connection with any issuance of Common Stock thereunder.

5.	Public Offering. The Company hereby acknowledges and agrees that with respect to the next Subsequent Placement (as defined in the Certificates of Designations) (other than with respect to Excluded Securities (as defined in the Certificates of Designations)) (the “Next Public Offering”) by the Company consisting of the issuance of securities of the Company pursuant to a registration statement on Form S-1 or S-3, as applicable, upon the written request of the Holder, all, or any part (as elected by the Holder), of the Holder’s Existing Preferred Stock and Series G Preferred Stock (at a value per share of 120% of the Conversion Amount (as defined in such Certificates of Designations) of any such applicable share) shall be permitted to be applied as payment of the purchase price of securities in such Next Public Offering (or exchanged or redeemed and reinvested, as applicable, in such Next Public Offering).

6.	Disclosure. On or before 9:30 a.m., New York City time, on the first (1st) business day after the date hereof, the Company shall file a Current Report on Form 8-K describing any material non-public information the Company may have provided to the Holder in relation to this Agreement or otherwise in the form required by the 1934 Act and attaching this Agreement as exhibits to such filing (the “8-K Filing”). From and after the filing of the 8-K Filing with the SEC, the Holder shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries (as defined in the Series C-2 Agreement) or any of their respective officers, directors, employees, affiliates or agents. In addition, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents on the one hand, and the Holder or any of its affiliates on the other hand, has terminated as of the date hereof and is of no further force or effect. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, affiliates, employees and agents, not to, provide any Holder with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without the express prior written consent of the Holder. To the extent that the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates employees or agents delivers any material, non-public information to any Holder without the Holder’s consent, the Company hereby covenants and agrees that the Holder shall not have any duty of confidentiality to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents with respect to, or a duty to the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents not to trade on the basis of, such material, non-public information. The Company understands and confirms that the Holder will rely on the foregoing representations in effecting transactions in securities of the Company.

7.	No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

8.	Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

9.	No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

10.	Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

11.	Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

12.	Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

13.	Amendments. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holder.

14.	Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

15.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

16.	Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

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IN WITNESS WHEREOF, the Company and the Holder hereby executes this Agreement as of the date first above written.

IMAC HOLDINGS, INC.

By:	/s/ Faith Zaslavsky
Name:	Faith Zaslavsky
Title:	Chief Executive

[Signature page to Amendment, Waiver and Consent Agreement]

IN WITNESS WHEREOF, the Company and the Holder hereby executes this Agreement as of the date first above written.

DOUG MERGENTHALER

By:	/s/ Doug Mergenthaler
Name:	Doug Mergenthaler

# shares
-	Series C-1 Preferred Stock
-	Series C-2 Preferred Stock
3,687	Series D Preferred Stock
-	Series E Preferred Stock
-	Series F Preferred Stock
-	Series C-1 Warrants
-	Series C-2 Warrants
-	Series F Warrants

[Signature page to Amendment, Waiver and Consent Agreement]

IN WITNESS WHEREOF, the Company and the Holder hereby executes this Agreement as of the date first above written.

ASHTON CAPITAL CORPORATION

By:	/s/ Yvonne Fors
Name:	Yvonne Fors
Title:	VP of Finance

# shares
265	Series C-1 Preferred Stock
250	Series C-2 Preferred Stock
6,524	Series D Preferred Stock
556	Series E Preferred Stock
200	Series F Preferred Stock
76,313	Series C-1 Warrants
97,618	Series C-2 Warrants
58,806	Series F Warrants

[Signature page to Amendment, Waiver and Consent Agreement]

IN WITNESS WHEREOF, the Company and the Holder hereby executes this Agreement as of the date first above written.

CAVALRY FUND I LP

By:	/s/ Thomas Walsh
Name:	Thomas Walsh
Title:	Managing Member

# shares
529	Series C-1 Preferred Stock
139	Series C-2 Preferred Stock
1,917	Series D Preferred Stock
1,000	Series E Preferred Stock
50	Series F Preferred Stock
152,625	Series C-1 Warrants
54,369	Series C-2 Warrants
14,702	Series F Warrants

[Signature page to Amendment, Waiver and Consent Agreement]

IN WITNESS WHEREOF, the Company and the Holder hereby executes this Agreement as of the date first above written.

CAVALRY INVESTMENT FUND LP

By:	/s/ Thomas Walsh
Name:	Thomas Walsh
Title:	Managing Member

# shares
-	Series C-1 Preferred Stock
-	Series C-2 Preferred Stock
1,087	Series D Preferred Stock
-	Series E Preferred Stock
-	Series F Preferred Stock
-	Series C-1 Warrants
-	Series C-2 Warrants
-	Series F Warrants

[Signature page to Amendment, Waiver and Consent Agreement]

IN WITNESS WHEREOF, the Company and the Holder hereby executes this Agreement as of the date first above written.

WVP EMERGING MANAGER ONSHORE FUND LLC - STRUCTURED SMALL LENDING SERIES

By:	/s/ Thomas Walsh
Name:	Thomas Walsh
Title:	Managing Member

# shares
-	Series C-1 Preferred Stock
111	Series C-2 Preferred Stock
-	Series D Preferred Stock
-	Series E Preferred Stock
50	Series F Preferred Stock
-	Series C-1 Warrants
43,249	Series C-2 Warrants
14,702	Series F Warrants

[Signature page to Amendment, Waiver and Consent Agreement]

IN WITNESS WHEREOF, the Company and the Holder hereby executes this Agreement as of the date first above written.

WORTH VENTURE PARTNERS, LLC

By:	/s/ Thomas Walsh
Name:	Thomas Walsh
Title:	Managing Member

# shares
-	Series C-1 Preferred Stock
-	Series C-2 Preferred Stock
1,087	Series D Preferred Stock
-	Series E Preferred Stock
-	Series F Preferred Stock
-	Series C-1 Warrants
-	Series C-2 Warrants
-	Series F Warrants

[Signature page to Amendment, Waiver and Consent Agreement]